UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2024

Ormat Technologies, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-32347	No. 88-0326081
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
6140 Plumas Street, Reno, Nevada		89519-6075
(Address of Principal Executive Offices)		(Zip Code)

(775) 356-9029
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	ORA	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13 (a) of the Exchange Act.☐

Item 5.02          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Board of Directors (the “Board”) of Ormat Technologies, Inc. (the “Company”) previously adopted, subject to stockholder approval, the Ormat Technologies Inc. Second Amended and Restated 2018 Incentive Compensation Plan (the “Second A&R 2018 ICP”), which increased the number of shares of common stock, $0.001 par value, authorized for issuance under the plan and extended the period during which awards are permitted to be made under the plan. The Company’s stockholders approved the Second A&R 2018 ICP at the Company’s 2024 Annual Meeting of Stockholders held on May 8, 2028 (the “2024 Annual Meeting”). The Second A&R 2018 ICP became effective as of the date of such stockholder approval.

The material features of the Second A&R 2018 ICP are described in the Company’s definitive proxy statement on Schedule 14A for the Annual Meeting filed with the Securities and Exchange Commission (the “SEC”) on March 27, 2024 (the “2024 Proxy Statement”) in the section titled “Proposal 5 - Approval of the Company's Second Amended and Restated 2018 Incentive Compensation Plan to Increase the Total Number of Shares Reserved Thereunder,” which is incorporated herein by reference. Such description is qualified entirely by reference to the Second A&R 2018 ICP, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference. Additionally, a copy of the Company’s Second A&R 2018 ICP, marked to show changes, was filed as Appendix B to the 2024 Proxy Statement (additions are underlined and deletions are struck through).

Item 5.03         Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Board previously adopted and declared advisable, and recommended to the Company’s stockholders that they approve and adopt, an amendment to the Company’s Fourth Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation) that provides for the elimination of monetary liability of certain officers on the Company in certain limited circumstances (the "Proposed Amendment”). The Company’s stockholders approved the Proposed Amendment at the Annual Meeting, which became effective upon the filing of the Fifth Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware.

The material features of the Proposed Amendment are described in the Company’s 2024 Proxy Statement in the section titled “Proposal 4 – Approval of the Amendment to the Company’s Fourth Amended and Restated Certificate of Incorporation to Limit the Liability of Certain Officers,” which is incorporated herein by reference. Such description is qualified in its entirety by reference to the complete copy of the Company’s Fifth Amended and Restated Certificate of Incorporation, a copy of which is filed as Exhibit 3.1 hereto and incorporated herein by reference. Additionally, a copy of the Company’s Fifth Amended and Restated Certificate of Incorporation, marked to show changes, was filed as Appendix A to the 2024 Proxy Statement (additions are underlined and deletions are struck through).

Item 5.07         Submission of Matters to a Vote of Security Holders.

Stockholders voted on the following five proposals at the Company’s 2024 Annual Meeting. For more information on the following proposals submitted to stockholders, see the 2024 Proxy Statement. The results of the votes were as follows:

Proposal 1 - Election of Directors
The stockholders elected the following nine individuals to the Board to serve as directors until the 2025 annual meeting of stockholders and until their successors have been duly elected and qualified or until the earlier of their death, resignation, retirement, disqualification or removal from office:

	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Isaac Angel	51,646,628	2,396,976	17,128	860,147
Ravit Barniv	53,276,401	766,522	17,809	860,147
Karin Corfee	53,237,820	806,737	16,175	860,147
David Granot	43,023,962	11,018,822	17,948	860,147
Michal Marom	50,597,376	3,446,134	17,222	860,147
Mike Nikkel	51,228,387	2,813,699	18,646	860,147
Dafna Sharir	50,607,517	3,436,662	16,553	860,147
Stanley B. Stern	48,197,107	5,846,007	17,618	860,147
Byron G. Wong	53,242,359	800,759	17,614	860,147

Proposal 2 – Approval of the Compensation of our Named Executive Officers on an Advisory Basis
The stockholders approved, in a non-binding, advisory vote, the compensation paid to the Company’s named executive officers.
	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
	46,240,931	7,790,175	29,626	860,147
Proposal 3 – Ratification of Appointment of Kesselman & Kesselman for 2024.
The stockholders ratified the appointment of Kesselman & Kesselman, a member of PricewaterhouseCoopers International Limited, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

	Votes For	Votes Against	Votes Abstained
	52,210,208	2,225,671	485,000
Proposal 4 – Approval of Amendment to the Company’s Fourth Amended and Restated Certificate of Incorporation to Limit the Liability of Certain Officers.
The stockholders approved an amendment to the Certificate of Incorporation to limit the liability of certain officers.
	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
	48,395,243	5,639,460	26,029	860,147
Proposal 5 – Amendment and Restatement of the Company’s 2018 Incentive Compensation Plan to Increase the Total Number of Shares Reserved Thereunder.
The stockholders approved an amendment and restatement of the Company’s 2018 Incentive Compensation Plan to increase the total number of shares reserved thereunder.
	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
	40,700,111	13,336,561	24,060	860,147

Item 9.01.         Financial Statements and Exhibits.

(d)         Exhibits.

Exhibit	Description of Document
3.1	Fifth Amended and Restated Certificate of Incorporation of Ormat Technologies, Inc.
10.1*	Ormat Technologies, Inc. Second Amended and Restated 2018 Incentive Compensation Plan.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Management contract or compensatory plan in which directors and/or executive officers are eligible to participate.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORMAT TECHNOLOGIES, INC. By: /s/Doron Blachar Name: Doron Blachar Title: Chief Executive Officer

Date: May 9, 2024